NATIONWIDE VARIABLE INSURANCE TRUST

NVIT AllianzGI International Growth Fund
NVIT Amundi Multi Sector Bond Fund (formerly, Amundi NVIT Multi Sector Bond Fund)
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund (formerly, BlackRock NVIT Equity Dividend Fund)
NVIT Bond Index Fund
NVIT Columbia Overseas Value Fund
NVIT Core Bond Fund
NVIT Core Plus Bond Fund
NVIT DoubleLine Total Return Tactical Fund (formerly, DoubleLine NVIT
Total Return Tactical Fund)
NVIT Emerging Markets Fund
NVIT Federated High Income Bond Fund (formerly, Federated NVIT
High Income Bond Fund)
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT International Equity Fund

  NVIT International Index Fund
  NVIT Jacobs Levy Large Cap Growth Fund
  NVIT Mellon Dynamic U.S. Core Fund
  NVIT Mellon Dynamic U.S. Equity Income Fund
  NVIT Mid Cap Index Fund
  NVIT Multi-Manager Mid Cap Value Fund
  NVIT Multi-Manager Small Cap Growth Fund
  NVIT Multi-Manager Small Cap Value Fund
  NVIT Multi-Manager Small Company Fund
  NVIT Neuberger Berman Multi Cap Opportunities Fund
  (formerly, Neuberger Berman NVIT Multi Cap Opportunities Fund)
  NVIT Newton Sustainable U.S. Equity Fund
  NVIT Real Estate Fund
  NVIT S&P 500 Index Fund
  NVIT Short Term Bond Fund
  NVIT Small Cap Index Fund
  NVIT Wells Fargo Discovery Fund

Supplement dated June 17, 2021
to the Statement of Additional Information (“SAI”) dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Mellon Dynamic U.S. Core Fund, NVIT Mellon Dynamic U.S. Equity Income Fund, NVIT Newton Sustainable U.S. Equity Fund, NVIT BlackRock Equity Dividend Fund (formerly, BlackRock NVIT Equity Dividend Fund)

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance (the “Trust”) held on June 16, 2021, the Board approved a new subadvisory agreement with Newton Investment Management North America, LLC (“Newton US”) for the NVIT Mellon Dynamic U.S. Core Fund and NVIT Mellon Dynamic U.S. Equity Income Fund, each a series of the Trust (each, a “Fund,” and together, the “Funds”). The Board approved this agreement because BNY Mellon Investment Management, the parent investment management organization of Mellon Investments Corporation (“Mellon”), the subadviser to each Fund, intends to restructure the investment advisory business of Mellon by transferring Mellon’s portfolio management personnel to Newton US (the “Transaction”). Upon the closing of the Transaction, which is anticipated to occur on or about August 31, 2021, (the “Effective Date”) the Trust’s subadvisory agreement with Mellon, with respect to the Funds, will terminate and the new subadvisory agreement with Newton US will become effective. It is currently anticipated that the Funds’ portfolio managers who are responsible for the day-to-day management of each Fund will remain the same as of the Effective Date. It is also anticipated that there will be no material changes to each Fund’s investment objective or strategies, no reduction in the nature or level of services provided to each Fund, and no increase in the management fee payable by each Fund as a result of the engagement of Newton US as the subadviser. The subadviser to the NVIT Newton Sustainable U.S. Equity Fund will remain Newton Investment Management Limited, but the Fund’s name will be changed as reflected below.

As of the Effective Date (except as otherwise noted below), the SAI is amended as follows:

1.	The NVIT Mellon Dynamic U.S. Core Fund is renamed the “NVIT BNY Mellon Dynamic U.S. Core Fund.” All references to the Fund’s former name in the SAI are replaced accordingly.

2.	The NVIT Mellon Dynamic U.S. Equity Income Fund is renamed the “NVIT BNY Mellon Dynamic U.S. Equity Income Fund.” All references to the Fund’s former name in the SAI are replaced accordingly.

3.	The NVIT Newton Sustainable U.S. Equity Fund is renamed the “NVIT BNY Mellon Sustainable U.S. Equity Fund.” All references to the Fund’s former name in the SAI are replaced accordingly.

4.	Effective immediately, all references to, and information regarding, Franco Tapia in the SAI are deleted in their entirety.

5.	All references to, and information regarding, Mellon Investments Corporation, are deleted in their entirety, except as described under numbers 9 and 10 below.

6.	The following replaces the information in the table regarding the Funds under the heading “Investment Advisory and Other Services – Subadvisers” on page 71 of the SAI:

Fund	Subadviser
NVIT BNY Mellon Dynamic U.S. Core Fund	Newton Investment Management North America, LLC
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	Newton Investment Management North America, LLC

7.	The following supplements the information under the heading “Investment Advisory and Other Services – Subadvisers” on page 73 of the SAI:
Newton Investment Management North America, LLC (“Newton US”) is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. Newton US is a Delaware limited liability company formed as a subsidiary of The Bank of New York Mellon Corporation in 2021 and is registered as an investment adviser.
8.	The following supplements the information under the heading “Appendix B – Proxy Voting Guidelines Summaries”:

NEWTON INVESTMENT MANAGEMENT NORTH AMERICA, LLC (“NEWTON US”)

As a registered Investment Advisor, Newton US is often entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of its clients. Proxy voting is an integral part of the management of the investment in those shares. In voting proxies, Newton US takes into account long term economic value as we evaluate issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.

Newton US has established a Proxy Voting Committee to implement and maintain Newton US’s Proxy Voting Policy and related proxy voting guidelines (the “Voting Guidelines”). This Committee oversees Newton US’s proxy voting activities and ensures that the Voting Guidelines are generally applied consistently and impartially for securities held in accounts for which Newton US has proxy voting authority. Newton US will make every reasonable effort to ensure that proxies are received and voted in accordance with this policy and the Voting Guidelines. To assist us in that process, Newton US retains Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, Newton US retains Glass Lewis for research services only.

Newton US has appointed the BNY Mellon Proxy Voting Conflicts Committee to address certain conflicts associated with actual or potential material conflicts of interest involving The Bank of New York Mellon (“Parent Company”). These conflicts typically arise due to a relationship between a proxy issuer and the

Parent Company, the Parent Company’s Chief Executive Officer, or a member of the Parent Company’s Board of Directors.

Newton US will furnish a copy of its Proxy Voting Policy and its Voting Guidelines upon request to each advisory client that has delegated voting authority.

Voting BNY Mellon Stock
It is the policy of Newton US not to vote or make recommendations on how to vote shares of BNY Mellon stock, even where Newton US has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Newton US has contracted with an independent fiduciary (ISS) to direct all voting of BNY Mellon Stock held by any Mellon accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

Voting Non-US Company Proxies
Newton US seeks to effect vote decisions through the application of the Voting Guidelines. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the various non-U.S. markets in which clients may invest. In these markets, Newton US may face regulatory, compliance, legal or logistical limits with respect to voting securities held in client accounts which can affect the firm’s ability to vote such proxies, as well as the desirability of voting such proxies. Non-U.S. regulatory restrictions or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that Mellon can hold for clients and the nature of our voting in such securities. Newton US’s ability to vote proxies may also be affected by, among other things: (1) late receipt of meeting notices; (2) requirements to vote proxies in person: (3) restrictions on a foreigner’s ability to exercise votes; (4) potential difficulties in translating the proxy; (5) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (6) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting. Absent an issue that is likely to impact clients’ economic interest in a company, Newton US generally will not subject clients to the costs (which may include a loss of liquidity) that could be imposed by these requirements. In these markets, Newton US will weigh the associative costs against the benefit of voting and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value (where the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities).

Securities Lending
Generally, Newton US expects that the projected long-term economic benefit to clients in voting proxies would be exceeded by securities lending income on shares on loan. In our assessment, the resolutions being voted on are typically routine and will not have significant economic consequences and/or because the outcome would not be affected by voting all or a portion of loaned securities.

While most resolutions are routine, from time to time, the Proxy Voting Committee in conjunction with the investment management team may determine that the expected economic benefit of voting clients’ entire holding is greater than the projected lending revenue. Shares on loan are not recalled to vote unless the case can be made that the optimal voting outcome would be economically beneficial for clients and voting all eligible shares in client portfolios would increase the likelihood of achieving that outcome.

Proxy Voting Disclosure
Clients who have delegated proxy voting authority to Newton US may obtain the proxy voting records for their account upon written or verbal request.

Oversight Activities - Operational
Newton US performs periodic oversight of the operational and voting processes implemented on behalf of clients to ensure that proxy ballots are voted in accordance with established guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and Newton US records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level.

Oversight Activities – Proxy Advisors
Newton US, with the assistance of the BNY Mellon Proxy Research & Governance team, as well as certain BNY Mellon vendor review groups, provides oversight of the Proxy Advisors through various activities. Depending on the particular set of services a Proxy Advisor is engaged to provide, these activities may include, but are not limited to:
•	Annual request and review of information related to compliance policies and procedures.
•	Annual compliance due diligence questionnaires, certifications and/or document requests.
•	Annual and ad hoc due diligence meetings, as well as periodic on-site due diligence meetings.
•	Periodic meetings, correspondence and telephonic communications, as needed.
•	Periodic review of the proxy advisor’s systems to assess whether the Voting Guidelines are reflected accurately.
•	Periodic review and testing of proxy votes, with respect to routine proposals, as well as those proposals which require more analysis.
•	Periodic review of SSAE 18 and/or other external reports or summaries thereof, where applicable.
•	Periodic review of BNY Mellon’s (internal and/or external) vendor review groups reports, where applicable.

Maintenance of Required Records
Newton US, with the assistance of engaged service providers, shall maintain such records as required under Rule 204-2.

Appropriate disciplinary action will be taken for failure to comply with the requirements of this policy, which could include termination of employment.

9.
The reference to “Mellon Investments Corporation” in the table under subsection “Investments in Each Fund” under the heading “Appendix C – Portfolio Managers” is changed to “Newton Investment Management North America, LLC.”

10.
The reference to “Mellon Investments Corporation” in the table under subsection “Other Managed Accounts” under the heading “Appendix C – Portfolio Managers” is changed to “Newton Investment Management North America, LLC.”

11.	The following supplements the information under subsection “Potential Conflicts of Interest” under the heading “Appendix C – Portfolio Managers”:
Newton Investment Management North America, LLC (“Newton US”)

As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNYM”), potential conflicts may also arise between Newton US and other BNYM companies. Newton will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client.

Newton US seeks to treat all clients fairly and equitably and to minimize the effect of any conflicts in providing services to client accounts. Newton US shall identify conflicts of interest inherent in its business and properly disclose such conflicts of interest, as required. All material conflicts are disclosed in part 2A of Form ADV.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE